                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        DEFINITIVE PROXY STATEMENT
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12
                                     RARE MEDIUM GROUP, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)
      -----------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement,
                           if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or
           schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                            RARE MEDIUM GROUP, INC.

                         44 WEST 18TH STREET, 6TH FLOOR
                            NEW YORK, NEW YORK 10011

                                                                    May 29, 2002

Dear Rare Medium stockholders:

    On behalf of your board of directors and your management, I cordially invite you to attend a special meeting of stockholders. The special meeting will take place at 10:00 a.m., local time, in the Concorde Room, 3rd floor, at the Dylan Hotel, 52 East 41st Street, New York, New York 10017, on July 11, 2002.

    At the special meeting you will be asked to consider and approve three proposals as described in the enclosed proxy statement:

    1. To consider and vote upon a proposal to adopt an amendment to our Restated Certificate of Incorporation to effect a one for ten reverse stock split.

    2. To consider and vote upon a proposal to authorize the potential issuance of up to 91,381,315 shares of our common stock (which includes 38,765,848 shares of non-voting common stock purchased by the Apollo Stockholders in the advance purchase), in connection with a rights offering in which holders of record of our common stock, warrants and preferred stock as of the close of business on May 16, 2002, will receive, at no charge, one non-transferable subscription right for each share of common stock owned (or, in the case of the preferred stock and warrants, one right for each share of common stock into which the preferred stock and warrants were convertible or exercisable) as of May 16, 2002, entitling the holder of each right to purchase one share of common stock (or in the case of rights distributed to Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., AIF IV/RRRR LLC and their affiliates, otherwise referred to as the Apollo Stockholders, non-voting common stock) for $0.201 per share.

    3. To consider and vote upon a proposal to authorize the exchange, from time to time, of our non-voting common stock held by the Apollo Stockholders for our voting common stock, on a one for one basis, under the circumstances described in the enclosed proxy statement.

    4. To transact such other business as properly may come before the special meeting or any adjournment or postponement of the meeting.

    If both the reverse stock split and the share issuance proposals are approved at the special meeting, it is expected that the reverse stock split will be effected promptly following the closing of the rights offering. Accordingly, there will be no adjustment to the subscription price in the rights offering as a result of the reverse stock split.

    The reverse stock split is being proposed in an effort to increase the per share trading price of our common stock. An increased per share price is intended to help:

    - ensure that our common stock will satisfy the minimum $1 average closing bid price requirement for listing on the Nasdaq National Market; and

    - make our common stock more attractive to institutional and other investors.

    If the reverse stock split is not approved by stockholders, then it is likely that we will not satisfy the requirements for continued listing on the Nasdaq National Market.

    The rights offering, which is being made in connection with an agreement to settle our outstanding class action litigation, is being proposed in an attempt to raise additional equity capital. The proceeds from the sale of additional stock in the rights offering will be used to supplement our cash resources, to satisfy our ongoing cash requirements, including general and administrative expenses, and to take advantage of business opportunities, including maintaining or increasing our stake in the Mobile

Satellite Ventures, or MSV, joint venture. If the rights offering is not approved, there can be no assurance that we will have sufficient cash resources to meet these requirements and take advantage of business opportunities.

    The Apollo Stockholders have purchased in advance 38,765,848 shares of our non-voting common stock, which equals the number of shares of voting common stock that the Apollo Stockholders would otherwise have been entitled to purchase in the Rights Offering, after giving effect to the cancellation of some warrants in connection with the litigation settlement. Accordingly, irrespective of whether any other stockholders subscribe for shares of our common stock in the rights offering, we will have raised approximately $7.8 million from the advance purchase by the Apollo Stockholders. Assuming the rights offering is fully subscribed, our proceeds will be approximately $18.4 million.

    Our board of directors has unanimously determined to recommend to our stockholders approval of all three proposals.

    We have included for your convenience a summary of certain questions and answers about the special meeting, the reverse stock split, the share issuance and exchange of non-voting common stock proposals beginning on page 1 of the enclosed proxy statement.

    If you have any questions prior to the special meeting or need further assistance, please call our information agent, Morrow & Co., at (877) 807-8896. Banks and brokerage firms please call (800) 654-2468.

    Our rights offering prospectus is also being mailed to you.

    Thank you for your cooperation and continued support and interest in Rare Medium.

                                          Very truly yours,
                                          Glenn S. Meyers
                                          CHAIRMAN OF THE BOARD AND
                                          CHIEF EXECUTIVE OFFICER

      THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES OF OUR COMMON STOCK OR ANY OTHER SECURITIES, INCLUDING THE SUBSCRIPTION RIGHTS OR ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE SUBSCRIPTION RIGHTS. OFFERS AND SALES OF THE SUBSCRIPTION RIGHTS OR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE SUBSCRIPTION RIGHTS ARE BEING MADE ONLY BY MEANS OF THE PROSPECTUS, ON THE TERMS AND CONDITIONS DESCRIBED IN THE PROSPECTUS WHICH IS ALSO BEING DELIVERED TO STOCKHOLDERS.

          The vote of each and every stockholder is most important to us.
               Please complete, sign, date and return your proxy.

                    This proxy statement is dated May 29, 2002, and is first being mailed to Rare Medium stockholders on or about May 29, 2002.

                            RARE MEDIUM GROUP, INC.
                         44 WEST 18TH STREET, 6TH FLOOR
                            NEW YORK, NEW YORK 10011
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 11, 2002
                            ------------------------

TO THE HOLDERS OF COMMON STOCK AND PREFERRED STOCK OF RARE MEDIUM GROUP, INC., A DELAWARE CORPORATION:

    Please take notice that a special meeting of stockholders of Rare Medium will be held in the Concorde Room, 3rd Floor, at the Dylan Hotel, 52 East 41st Street, New York, New York 10017, on July 11, 2002, at 10:00 a.m., local time, for the following purposes, all as more fully described in the attached proxy statement:

    1. To consider and vote upon a proposal to adopt an amendment to our Restated Certificate of Incorporation to effect a one for ten reverse stock split;

    2. To consider and vote upon a proposal to authorize the potential issuance of up to 91,381,315 shares of our common stock (which includes 38,765,848 shares of non-voting common stock purchased by the Apollo Stockholders in the advance purchase), in connection with a rights offering in which holders of record of our common stock, warrants and preferred stock as of the close of business on May 16, 2002, will receive, at no charge, one non-transferable subscription right for each share of common stock owned (or, in the case of the preferred stock and warrants, one right for each share of common stock into which the preferred stock and warrants were convertible or exercisable) as of May 16, 2002, entitling the holder of each right to purchase one share of common stock (or, in the case of rights distributed to the Apollo Stockholders, non-voting common stock) for $0.201 per share;

    3. To consider and vote upon a proposal to authorize the exchange, from time to time, of our non-voting common stock held by the Apollo Stockholders for our voting common stock, on a one for one basis, under the circumstances described in the enclosed proxy statement; and

    4. To transact such other business as properly may come before the special meeting or any adjournment or postponement of the meeting.

    Stockholders are urged to read carefully the enclosed proxy statement for additional information concerning the matters to be considered at this special meeting. The board of directors has fixed the close of business on May 16, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting or any postponement or adjournment thereof.

    YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, WE RESPECTFULLY URGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A SELF ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                                        By Order of the Board of Directors,

                                                                     /s/ ROBERT C. LEWIS
                                                        ---------------------------------------------
                                                                       Robert C. Lewis
                                                          SENIOR VICE PRESIDENT, GENERAL COUNSEL AND
                                                                          SECRETARY

New York, New York
May 29, 2002

                                   IMPORTANT
         PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY CARD.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING.............     1

PROPOSAL 1 AMEND OUR RESTATED CERTIFICATE OF INCORPORATION
  TO EFFECT A REVERSE STOCK SPLIT OF OUR VOTING AND
  NON-VOTING COMMON STOCK...................................     5

PROPOSAL 2 APPROVE THE ISSUANCE OF COMMON STOCK UPON
  EXERCISE OF THE RIGHTS DISTRIBUTED IN THE RIGHTS
  OFFERING..................................................    12

PROPOSAL 3 AUTHORIZE THE EXCHANGE, FROM TIME TO TIME, BY THE
  APOLLO STOCKHOLDERS OF SHARES OF NON-VOTING COMMON STOCK
  FOR SHARES OF VOTING COMMON STOCK.........................    25

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................    27

FORWARD LOOKING STATEMENTS..................................    29

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............    29

OTHER BUSINESS..............................................    29

STOCKHOLDER PROPOSALS.......................................    30

ADDITIONAL INFORMATION......................................    30

ANNEX A--Certificate of Amendment to the Restated
  Certificate of Incorporation..............................   A-1

ANNEX B--Opinion of Houlihan Lokey Howard & Zukin...........  B-1

                QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
  UNLESS OTHERWISE INDICATED OR THE CONTEXT REQUIRES, ALL SHARE NUMBERS, SHARE PRICES AND PER SHARE AMOUNTS IN THIS PROXY STATEMENT DO NOT GIVE EFFECT TO THE
                              REVERSE STOCK SPLIT

WHEN AND WHERE IS THE SPECIAL MEETING?

    The special meeting will be held on July 11, 2002, beginning at 10:00 a.m., local time, in the Concorde Room, 3rd Floor, at the Dylan Hotel, 52 East 41st Street, New York, New York 10017.

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

    At the special meeting, we will ask you to consider and approve an amendment of our Restated Certificate of Incorporation to effect a one for ten reverse stock split, the share issuance in connection with a rights offering, a proposal to permit the exchange of shares of non-voting common stock for voting common stock, on a one for one basis, under the circumstances described in this proxy statement and such other matters as may come before the special meeting, including the approval of any adjournment or postponement of the meeting.

WHY DID I RECEIVE THIS PROXY STATEMENT?

    We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the special meeting of stockholders.

    This proxy statement summarizes the information you need to know to vote on an informed basis at the special meeting; however, you do not need to attend the special meeting to vote your shares (see "How Do I Vote?"). We began sending this proxy statement, the attached notice of special meeting and the enclosed proxy card on or about May 29, 2002, to all stockholders entitled to vote.

WHO IS ENTITLED TO VOTE?

    If our records show that you are a common stockholder or a preferred stockholder as of the close of business on May 16, 2002, which is referred to as the record date, you are entitled to receive notice of the special meeting and to vote the shares of common stock or preferred stock that you held on the record date. The common stockholders and the preferred stockholders will vote together as a single class on each matter presented at the special meeting.

HOW MANY SHARES OF STOCK ARE OUTSTANDING?

    On May 16, 2002, the record date, there were 65,324,966 shares of our voting common stock. In addition to this voting common stock, there were 38,765,848 shares of our non-voting common stock and 1,073,007 shares of preferred stock outstanding, all of which are owned by the Apollo Stockholders.

HOW MANY VOTES DO THE COMMON STOCKHOLDERS HAVE?

    Each share of existing common stock that you own entitles you to one vote for each matter to be voted upon. Accordingly, the holders of common stock as of the record date are entitled to an aggregate of 65,324,966 votes.

HOW MANY VOTES DO THE PREFERRED STOCKHOLDERS HAVE?

    The holders of preferred stock are entitled to an aggregate of 9,750,000 votes or 9.09 votes per share of preferred stock. However, all of our preferred stock is held by the Apollo Stockholders who, including their voting common stock and non-voting common stock holdings, beneficially own 36.2% of our outstanding voting power, in the aggregate, have agreed to limit their voting power to 29.9%.

CAN I ATTEND THE SPECIAL MEETING?

    If you owned common stock or preferred stock on the record date, May 16, 2002, you can attend the special meeting. You should be prepared to present photo identification for admittance. In addition, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on the record date.

IF I PLAN TO ATTEND THE SPECIAL MEETING, SHOULD I STILL VOTE BY PROXY?

    Whether you plan to attend the special meeting or not, we urge you to vote by proxy. Returning the proxy card will not affect your right to attend the special meeting and vote.

HOW DO I VOTE?

    - If you hold your shares in your own name as a holder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your shares of common stock or shares of preferred stock by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you. If you are a registered stockholder and attend the special meeting, you may deliver your completed proxy card in person.

    - If your shares are held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from your nominee which you must follow in order to have your shares voted by proxy by the nominee. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their shares of record.

CAN I REVOKE MY PROXY?

    Any stockholder who executes and returns a proxy or voting instructions to a nominee may revoke such proxy or instructions at any time before it is voted at the special meeting by:

    (1) filing with the Secretary of Rare Medium Group, at 44 West 18th Street, 6th Floor, New York, New York 10011, written notice of revocation bearing a later date than the proxy; or

    (2) filing a duly executed proxy bearing a later date; or

    (3) appearing in person and voting by ballot at the special meeting.

    Any stockholder of record as of the record date attending the special meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the special meeting will not constitute revocation of a previously given proxy.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD OR VOTER INSTRUCTION FORM?

    If your shares are registered differently and are in more than one account, you will receive more than one proxy card or voter instruction form, each of which will indicate the number of shares you are entitled to vote on that particular card or form. Sign and return all proxy cards or voter instruction forms to ensure that all your shares are voted.

AM I ENTITLED TO APPRAISAL RIGHTS?

    No. You will have no right under Delaware law to seek appraisal of the value of your shares in connection with any of the matters being voted upon.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

    The Board of Directors unanimously recommends that you vote in favor of all of the proposals.

WHAT CONSTITUTES A QUORUM AND WHY IS IT NECESSARY?

    In order to carry on the business of the special meeting, we must have a quorum. The holders of a majority of the total number of votes of our capital stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the special meeting. Abstentions and broker non-votes will count for quorum purposes. If you submit a properly executed proxy card or voter instruction form, even if you abstain from voting, you will be considered part of the quorum.

WHAT IS A BROKER NON-VOTE?

    A broker non-vote occurs with respect to any proposal when a broker holds your shares in its name and is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given.

WHAT VOTE IS REQUIRED FOR APPROVAL OF THE PROPOSALS?

    Approval and adoption of the amendment to the Restated Certificate of Incorporation to effect a one for ten reverse stock split requires the affirmative vote of the holders of a majority of the total number of votes of our capital stock outstanding. Abstentions from voting and broker non-votes, if any, will have the same effect as votes against the adoption of the amendment.

    Approval of the issuance of the shares of our common stock in connection with the rights offering requires the affirmative vote of the holders of a majority of the total votes cast on the proposal at the special meeting. Abstentions and broker non-votes, if any, will not be counted as "votes cast" and therefore will have no effect on the outcome of this proposal.

    Approval of the proposal to permit the exchange of shares of non-voting common stock for shares of common stock requires the affirmative vote of the holders of a majority of the total votes cast on the proposal at the special meeting. Abstentions and broker non-votes, if any, will not be counted as "votes cast" and therefore will have no effect on the outcome of this proposal.

    As of May 22, 2002, our directors, executive officers and affiliates had the right to vote 17,470,436 shares of our common stock and all of the shares of our preferred stock (with 9,750,000 votes). As described below, an affiliate of the Apollo Stockholders conducted a tender offer, which expired on May 10, 2002, in which it acquired 4,744,271 shares of our common stock at a price of $0.28 per share. The Apollo Stockholders have agreed that all tendered shares which would otherwise entitle them and their affiliates to cast more than 29.9% of our voting power will be voted pro-rata with all votes cast by holders of common stock. Those shares represent, in the aggregate, approximately 36.2% of all votes entitled to vote at the special meeting, subject to the pro-rata voting agreement. The Apollo Stockholders, who hold 17,453,770 shares of our common stock and all of the shares at our preferred stock (with 9,750,000 votes), have indicated that they will vote, or cause to be voted, all of these shares in favor of each of the proposals.

WILL OTHER MATTERS BE VOTED ON AT THE SPECIAL MEETING?

    We are not aware of any other matters to be presented at the special meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES AND WHO PAYS THEM?

    All expenses of soliciting proxies, including clerical work, printing and postage, will be paid by us. Our directors, officers and other employees may solicit proxies in person, by mail, by telephone, by facsimile, through the Internet or by other means of communication, but such persons will not be specifically compensated for such services. We will reimburse American Stock Transfer & Trust Company for forwarding proxy materials to beneficial owners and serving as inspectors of election. We have retained Morrow & Co. to assist us in the solicitation of proxies and expect to pay Morrow & Co. a fee of approximately $16,000. The total estimated cost for this solicitation is approximately $105,000.

WHAT OTHER INFORMATION SHOULD I REVIEW BEFORE VOTING?

    For your review, our rights offering prospectus is also being mailed to you. For your further review, a copy of:

    - Our Quarterly Report on Form 10-Q for the period ended March 31, 2002;

    - Our Registration Statement on Form S-3 for the rights offering, filed with the Securities and Exchange Commission concurrently with the filing of this proxy statement;

    - Our Annual Report on Form 10-K for the year ended December 31, 2001;

    - Our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2002, May 13, 2002 and May 17, 2002;

    - Our Definitive Proxy Statement for the Annual Meeting of Stockholders held on March 28, 2002; and

    - Our Definitive Proxy Statement for the Annual Meeting of Stockholders held on August 19, 1999, which includes a description of our capital stock and the terms of the Apollo Stockholders' original investment;

may be obtained without charge by writing to the Secretary of Rare Medium, at 44 West 18th Street, 6th Floor, New York, New York 10011. The registration statement on Form S-3, including the attached exhibits, contains additional information.

    We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") in addition to the registration statement on Form S-3 for the rights offering. You may read and copy this information at public reference facilities maintained by the SEC.

    You may also obtain copies of this information by mail at prescribed rates from the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330.

    The Securities and Exchange Commission also maintains a website that contains reports, proxy statements and other information about issuers, like us, who file electronically with the Securities and Exchange Commission. The Internet address of that site is www.sec.gov.

                                   PROPOSAL 1
                AMEND OUR RESTATED CERTIFICATE OF INCORPORATION
                       TO EFFECT A REVERSE STOCK SPLIT OF
                     OUR VOTING AND NON-VOTING COMMON STOCK
     UNLESS OTHERWISE INDICATED OR THE CONTEXT REQUIRES, ALL SHARE NUMBERS, SHARE PRICES AND PER SHARE AMOUNTS IN THIS PROXY STATEMENT DO NOT GIVE
                       EFFECT TO THE REVERSE STOCK SPLIT

REVERSE STOCK SPLIT

    You are being asked to vote upon a proposal to amend our Restated Certificate of Incorporation to effect a reverse stock split of the shares of our voting and non-voting common stock at a ratio of one share of common stock or non-voting common stock, as the case may be, for every ten shares of common stock or non-voting common stock, as the case may be, issued and outstanding. The form of the proposed amendment is attached to this proxy statement as Annex
A. Unless the context requires otherwise, the term "common stock" as used in this proxy statement includes both our voting common stock and non-voting common stock.

    If the reverse stock split is approved by our stockholders, each ten shares of our common stock or non-voting common stock issued and outstanding on the effective date of the reverse stock split will be automatically combined into and become one share of our common stock and one share of non-voting common stock, respectively. To avoid the existence of fractional shares of our voting and non-voting common stock, stockholders who would otherwise be entitled to receive fractional shares of our common stock as a result of the reverse stock split will receive a cash payment in lieu thereof. The par value of our voting and non-voting common stock will remain at $0.01 per share. See "Effects of the Reverse Stock Split" on page 7 below.

    As of May 22, 2002, we had 104,117,481 shares of common stock issued and outstanding, of which 38,765,848 are shares of non-voting common stock. Based on the number of shares of our voting and non-voting common stock currently issued and outstanding, immediately following the completion of the reverse stock split, we would have 10,411,748 shares of our voting and non-voting common stock combined issued and outstanding (without giving effect to the elimination of any fractional shares). The actual number of shares outstanding will depend on the number of shares issued pursuant to the rights offering.

    The effective date of the reverse stock split, if approved, will be the date on which the amendment is filed with the Secretary of State of the State of Delaware, which is anticipated to be promptly following the date of the special meeting, but in no event prior to the closing of the rights offering if the share issuance proposed is approved at the special meeting.

    If both the reverse stock split and the share issuance proposals are approved at the special meeting, it is expected that the reverse stock split will be effected promptly following the closing of the rights offering. Accordingly, there will be no adjustment to the subscription price for the rights offering as a result of the reverse stock split.

    If, at any time prior to the effective date of the reverse stock split, the board of directors, in its sole discretion, determines that the reverse stock split is no longer in our best interests and the best interests of our stockholders, the reverse stock split may be abandoned at any time before, during or after the special meeting and prior to its effectiveness, without further action by our stockholders. Approval of the proposed amendment effecting the reverse stock split requires the affirmative vote of the holders of a majority of the total number of votes of our capital stock outstanding.

REASONS FOR THE REVERSE STOCK SPLIT

    On March 24, 2002, our board of directors adopted a resolution approving an amendment to our Restated Certificate of Incorporation that would effect the reverse stock split and directing that the amendment be submitted for consideration by our stockholders at the special meeting. The board of directors also unanimously recommended that our stockholders approve the amendment.

    The primary purpose for effecting the reverse stock split is to increase the per share trading price of our common stock so as to:

    - minimize the possibility that our common stock will be delisted from the Nasdaq National Market;

    - avoid the adverse consequences that could result from delisting, including a loss of investor interest and the occurrence of an event of non-compliance under the provisions of our preferred stock; and

    - encourage greater interest in our common stock by the financial community and the investing public.

    On May 28, 2002, the closing price per share of our common stock on the Nasdaq National Market was $0.24.

    As of May 22, 2002, we had 65,351,633 shares of our voting common stock issued and outstanding and 38,765,848 shares of our non-voting common stock issued and outstanding. We also have outstanding stock options exercisable for 4,381,823 shares of our common stock, warrants to purchase an aggregate of 14,028,851 shares of our common stock, and preferred stock which is currently convertible into 15,328,671 shares of common stock. Assuming approval of the Stipulation of Settlement in the case of In re Rare Medium Group, Inc. Shareholder Litigation, C.A. No. 18879 NC, referred to in this proxy statement as the Stipulation of Settlement, the number of shares of common stock issuable upon exercise of the warrants will be reduced to 11,276,399.

    Nasdaq rules require that, as a condition of the continued listing of a company's shares on the Nasdaq National Market, a company must satisfy certain listing requirements, including a requirement that a company maintain an average closing bid price for a listed security of at least $1.00.

    By letter dated February 14, 2002, Nasdaq notified us that if at any time prior to May 15, 2002 the closing bid price of our common stock is not at least $1.00 for a minimum of 10 consecutive trading days, Nasdaq will notify us that the common stock will be delisted from the Nasdaq National Market for failure to satisfy the minimum closing bid price requirement. On May 16, 2002, we received a letter from Nasdaq indicating that we failed for comply with the minimun closing bid price requirement for continued listing. On May 17, 2002, we filed a request for a hearing to review Nasdaq's determination. Our request is based upon our proposed one for ten reverse stock split. Our common stock will continue to trade on the Nasdaq National Market pending the outcome of the hearing. There is no assurance that we would be successful in appealing any determination by Nasdaq to delist the common stock.

    If the reverse stock split is not approved by our stockholders, then it is likely, absent a significant upward movement in the trading price of our common stock, that we will not satisfy the requirements for continued listing on the Nasdaq National Market or initial listing on either the New York Stock Exchange or the American Stock Exchange. If our Nasdaq listing cannot be maintained, stockholders may experience a greater difficulty in trading shares of our common stock. This lack of liquidity may also make it more difficult for us to raise capital.

    In addition, the delisting of our common stock from the Nasdaq National Market would result in an event of non-compliance under the provisions of our preferred stock held by the Apollo

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Stockholders. If we are unable to obtain a waiver of this event of non-compliance, the Apollo Stockholders would be entitled to elect a majority of the members of our board of directors which would provide them with the ability to control our management and policies.

    Our board of directors also believes that the reverse stock split will encourage greater interest in our common stock by the investment community. The board of directors believes that the current market price of our common stock has impaired its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional and other investors look upon stocks trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks. Further, various brokerage house policies and practices tend to discourage individual brokers from dealing in low priced stocks.

    Our board of directors believes that the reduction in the number of outstanding shares of our common stock caused by the reverse stock split should, absent other factors, increase the per share market price of our common stock, although not necessarily on a proportional basis, so as to satisfy the Nasdaq National Market criteria at least in the near term. However, some investors may view the reverse stock split negatively since it reduces the number of shares available in the public market. In addition, other reasons such as our financial results, market conditions, the market perception of our business and other factors may adversely affect the market price of our common stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the benefits described above, or that the market price of our common stock will not decline in the future.

    Pursuant to the terms of the Stipulation of Settlement and intending to provide additional liquidity to our common stockholders, and, thereby to provide near-term price support for the market price of the common stock in light of our recent announcement of the proposed one for ten reverse stock split, an affiliate of the Apollo Stockholders commenced a tender offer in which it acquired 4,744,271 shares of our common stock. The tender offer, which expired on May 10, 2002, was at a price of $0.28 per share.

    In addition to satisfying the minimum average closing bid price requirement, we would also need to continue to satisfy all other applicable Nasdaq listing criteria. Therefore, we cannot assure you that we will be successful in meeting these and other listing criteria of Nasdaq or that, in the event that our common stock is delisted from the Nasdaq National Market, we will be successful in maintaining the listing of the common stock on the Nasdaq SmallCap Market or obtaining an initial listing on any other stock exchange.

EFFECTS OF THE REVERSE STOCK SPLIT

GENERAL

    If the amendment to our Restated Certificate of Incorporation is approved by our stockholders and we determine to effect the reverse stock split, the principal effect will be to decrease the number of outstanding shares of our voting and non-voting common stock. As a result of the reverse stock split, ten shares of our common stock or non-voting common stock, as the case may be, immediately prior to the effectiveness of the reverse stock split would become one share of our common stock or non-voting common stock, as the case may be, after the effectiveness of the reverse stock split. Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act or the listing of our common stock on the Nasdaq National Market. Following the reverse stock split, our common stock will continue to be listed on the Nasdaq National Market under the symbol "RRRR", subject to our continued satisfaction of the Nasdaq listing requirements.

                                       7
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    Proportionate voting rights and other rights of the holders of our voting and non-voting common stock will not be affected by the reverse stock split, other than as a result of the elimination of fractional shares as described below. For example, a holder of 2.0% of the voting power of the outstanding shares of our common stock immediately prior to the effective date of the reverse stock split will generally continue to hold 2.0% of the voting power of the outstanding shares of our common stock after the reverse stock split. The number of stockholders of record will not be affected by the reverse stock split.

    Although the reverse stock split would not, by itself, affect our assets or prospects, the reverse stock split could result in a decrease in our aggregate market capitalization due to a decrease in the market price of our common stock following the effective date. As mentioned above, an affiliate of the Apollo Stockholders conducted a tender offer in order to provide near-term price support following the announcement of the proposed reverse stock split. Also, if approved and implemented, the reverse stock split may result in some stockholders owning "odd lots" of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares. The board of directors believes, however, that these potential effects are outweighed by the benefits of the reverse stock split.

EFFECT ON STOCK OPTION PLANS

    As of May 22, 2002, we had outstanding stock options to purchase a total of 4,381,823 shares of our common stock. If the reverse stock split is approved and effected, the compensation committee of our board of directors has determined that the terms of the options would be equitably adjusted such that there would be a total of 438,182 shares of our common stock issuable upon exercise of the options (10% of the number of shares of our common stock previously issuable upon exercise). In addition, the exercise price per share for each option would be increased to 10 times the previous exercise price. The aggregate exercise price would remain the same. In addition, the number of shares of our common stock which remain available for issuance under our option plans will be reduced by the same ratio as the reverse stock split.

EFFECT ON SERIES 1-A AND SERIES 2-A WARRANTS

    As of May 22, 2002, we had outstanding Series 1-A and 2-A Warrants exercisable for an aggregate of 14,028,851 shares of our common stock excluding the cancellation of some warrants in connection with litigation settlement. The warrants include provisions for adjustments of the number of shares issuable following a reverse stock split, as well as the exercise price thereof. If the reverse stock split is effected, the terms of the warrants would be equitably adjusted such that the number of shares issuable upon exercise of the outstanding warrants would be reduced to 1,402,885 shares of our common stock (10% of the number of shares of our common stock previously issuable upon exercise). In addition, the exercise price per share would be increased to 10 times the previous exercise price. The aggregate exercise price would remain the same.

EFFECT ON PREFERRED STOCK

    As of May 22, 2002, we had outstanding 1,073,007 shares of preferred stock currently convertible at a conversion price of $7.00 per share into an aggregate of 15,328,671 shares of our common stock. The terms of the preferred stock include provisions for proportionately increasing the conversion price, thereby proportionately reducing the number of shares issuable upon conversion following a reverse stock split. If the reverse stock split is effected, the $7.00 per share conversion price per share would increase 10 times to $70.00, thereby reducing the number of shares issuable upon conversion to 1,532,867, or 10% of the number of shares of our common stock previously issuable upon conversion of the preferred stock.

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EFFECT ON AUTHORIZED SHARES

    As of May 22, 2002, our authorized capital stock consisted of
(i) 200,000,000 shares of voting common stock; (ii) 100,000,000 shares of non-voting common stock; and (iii) 10,000,000 shares of preferred stock, of which 2,000,000 shares are designated Series A preferred stock and 8,000,000 shares are undesignated as to series. The one for ten reverse stock split will not affect the number of our authorized shares of capital stock; accordingly, the number of authorized but unissued shares of voting common stock and non-voting common stock will increase following the reverse stock split. This may be construed as having an anti-takeover effect to the extent it would permit the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Restated Certificate of Incorporation or Amended and Restated By-Laws. We have no current plans to issue any of the additional authorized but unissued shares of our common stock that will become available as a result of the reverse stock split and the corresponding amendment to our Restated Certificate of Incorporation.

REDUCTION IN STATED CAPITAL

    Pursuant to the reverse stock split, the par value of our voting and non-voting common stock will remain $.01 per share. As a result of the one for ten reverse stock split, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to our voting and non-voting common stock will be reduced to one-tenth of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. Our stockholders' equity, in the aggregate, will remain unchanged.

FRACTIONAL SHARES

    We do not currently intend to issue fractional shares in connection with the reverse stock split. Therefore, no certificates representing fractional shares are currently expected to be issued. Stockholders who otherwise would be entitled to receive fractional shares because the number of shares of the voting and non-voting common stock they hold before the reverse stock split is not evenly divisible by ten will be entitled, upon surrender to our transfer agent of certificates representing such shares, to cash payments (without interest) in lieu of the fractional shares. The amount of cash to be paid in lieu of issuing fractional shares of our voting and non-voting common stock will be the fair market value of the fractional shares as determined in good faith by our board of directors. The ownership of a fractional interest will not give the holder any voting, dividend or other rights, except to receive the cash payment.

    Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the effective date may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or our transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

EXCHANGE OF STOCK CERTIFICATES

    If the proposal to implement the reverse stock split is adopted, stockholders will be required to exchange their stock certificates for new certificates representing the number of shares of our voting and non-voting common stock resulting from the reverse stock split. Stockholders of record on the effective date will be furnished the necessary materials and instructions for the surrender and exchange of share certificates at the appropriate time by American Stock Transfer & Trust Company, our transfer agent. Stockholders will not have to pay a transfer fee or other fee in connection with the exchange of certificates. As soon as practicable after the effective date, the transfer agent will send a letter of

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transmittal to each stockholder advising such holder of the procedure for surrendering certificates representing the number of shares of our voting and non-voting common stock prior to the reverse stock split ("Old Stock Certificates") in exchange for new certificates representing the number of shares of our voting and non-voting common stock resulting from the reverse stock split ("New Stock Certificates").

YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM OUR TRANSFER AGENT.

    As soon as practicable after the surrender to the transfer agent of any Old Stock Certificate, together with a duly executed letter of transmittal and any other documents the transfer agent may specify, the transfer agent will deliver to the person in whose name such Old Stock Certificate had been issued a New Stock Certificate registered in the name of such person. Each New Stock Certificate will continue to bear legends, if any, restricting the transfer of such shares that were borne by the surrendered Old Stock Certificates held prior to the reverse stock split.

    Until surrendered as contemplated herein, each Old Stock Certificate shall be deemed at and after the effective date of the reverse stock split to represent the number of full shares of our common stock or non-voting common stock, as the case may be, resulting from the reverse stock split and the right to receive cash for the fair value of any fractional shares. Until they have surrendered their Old Stock Certificates for exchange, stockholders will not be entitled to receive any dividends or other distributions that may be declared and payable to holders of record.

    Any stockholder whose Old Stock Certificate has been lost, destroyed or stolen will be entitled to a New Stock Certificate after complying with the requirements that we and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

    No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any Old Stock Certificate, except that if any New Stock Certificates are to be issued in a name other than that in which the Old Stock Certificates are registered, it will be a condition of such issuance that
(1) the person requesting such issuance must pay to us any transfer taxes payable by reason thereof (or prior to transfer of such certificate, if any) or establish to our satisfaction that such taxes have been paid or are not payable,
(2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

NO APPRAISAL RIGHTS

    Stockholders have no rights under Delaware law or our Restated Certificate of Incorporation or our Amended and Restated Bylaws to exercise dissenters' rights of appraisal with respect to the reverse stock split.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

    The following discussion is a summary of certain federal income tax consequences of the reverse stock split to us and to holders of common stock that hold such stock as a capital asset for federal income tax purposes. This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion applies only to holders that are U.S. persons and does not address all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Internal Revenue Code, including, without limitation, holders of preferred stock or warrants, holders who are dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, broker-dealers, holders who hold common stock as part of a hedge, straddle,

                                       10
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conversion or other risk reduction transaction, or who acquired our common stock pursuant to the exercise of compensatory stock options or otherwise as compensation.

    We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. The following summary does not address the tax consequences of the reverse stock split under foreign, state, or local tax laws. ACCORDINGLY, EACH HOLDER OF COMMON STOCK SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

    The federal income tax consequences for a holder of common stock pursuant to the reverse stock split will be as follows:

1. the holder should not recognize any gain or loss for federal income tax purposes (except for cash, if any, received in lieu of a fractional share of common stock);

2. the holder's aggregate tax basis of the common stock received pursuant to the reverse stock split, including any fractional share of the common stock not actually received, should be equal to the aggregate tax basis of such holder's common stock surrendered in exchange therefor;

3. the holder's holding period for the common stock received pursuant to the reverse stock split should include such holder's holding period for the common stock surrendered in exchange therefor;

4. cash payments received by the holder for a fractional share of common stock generally should be treated as if such fractional share had been issued pursuant to the reverse stock split and then redeemed by us, and such holder generally should recognize capital gain or loss with respect to such payment, measured by the difference between the amount of cash received and such holder's tax basis in such fractional share; and

5.  we should not recognize gain or loss as a result of the reverse stock split.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors has carefully considered Proposal 1, the reverse stock split proposal, and unanimously recommends that stockholders vote for the approval of Proposal 1.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1.

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                                   PROPOSAL 2
                      APPROVE THE ISSUANCE OF COMMON STOCK
                    UPON EXERCISE OF THE RIGHTS DISTRIBUTED
                             IN THE RIGHTS OFFERING
  UNLESS OTHERWISE INDICATED OR THE CONTEXT REQUIRES, ALL SHARE NUMBERS, SHARE PRICES AND PER SHARE AMOUNTS IN THIS PROXY STATEMENT DO NOT GIVE EFFECT TO THE
                              REVERSE STOCK SPLIT

RIGHTS OFFERING

    You are being asked to vote upon a proposal to approve the potential issuance of up to 91,381,315 shares of our common stock (which includes 38,765,848 shares of non-voting common stock purchased by the Apollo Stockholders in the advance purchase) in connection with the rights offering. The rights offering is being made in connection with an agreement to settle our outstanding class action litigation. Approval of the proposed share issuance requires the affirmative vote of the holders of a majority of the total votes cast at the special meeting.

    In the rights offering, we will distribute to each holder of record of our common stock, warrants and preferred stock as of the close of business on May 16, 2002, at no charge, one non-transferable subscription right for each share of common stock they own (or, in the case of the preferred stock and warrants, one right for each share of our common stock into which the preferred stock and warrants is convertible or exercisable). The subscription rights will be evidenced by non-transferable rights certificates. Each subscription right carries with it a basic subscription privilege and an over-subscription privilege. The basic subscription privilege of each right entitles you to purchase one share of our common stock (or, in the case of rights distributed to the Apollo Stockholders, non-voting common stock) at the subscription price of $0.201 per share. The over-subscription privilege of each right entitles you, if you fully exercise your basic subscription privilege, to subscribe for additional shares of our common stock at the same subscription price per share. The offering period is presently set to expire at 5:00 p.m., New York City time, on July 16, 2002, unless extended.

    The Apollo Stockholders own or control all of our outstanding preferred stock and warrants. Prior to our announcement of the rights offering, we and the Apollo Stockholders entered into a Stipulation of Settlement relating to the putative class action suit, In Re Rare Medium Group, Inc. Shareholders Litigation, C.A. No. 18879-NC, brought by holders of our common stock challenging our previously proposed plan of merger with Motient Corporation. In connection with the Stipulation of Settlement, we and the Apollo Stockholders entered into an Investment Agreement dated April 2, 2002. Under the Investment Agreement, and in connection with the Stipulation of Settlement, the Apollo Stockholders purchased in advance 38,765,848 shares of our non-voting common stock. This purchase equals the number of shares that the Apollo Stockholders would otherwise have been entitled to purchase in the rights offering, based on the number of securities held by them as of March 24, 2002, but after giving effect to the cancellation of some warrants in connection with the litigation settlement. The Apollo Stockholders paid $0.201 per share for an aggregate purchase price of $7,791,935. The Investment Agreement adjusted the per share advance purchase price paid by the Apollo Stockholders to equal the per share subscription price for the rights offering. The Investment Agreement also generally provides for the commencement of the rights offering and the one for ten reverse stock split. The description of the Investment Agreement contained herein is qualified in its entirety by the text of the Investment Agreement which is an exhibit to the registration statement on Form S-3 for the rights offering which is also being mailed to you.

    The rights offering is conditioned on stockholder approval and will be terminated if stockholder approval is not obtained. If, at any time prior to the closing date of the rights offering, the board of directors, in its sole discretion, determines that the rights offering and the related share issuance are no

                                       12
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longer in our best interests and the best interests of our stockholders, the rights offering and the related share issuance may be abandoned at any time before, during or after the special meeting and prior to the closing of the rights offering, without further action by our stockholders.

    In the event that the rights offering is not consummated by June 30, 2003 or is not approved by our stockholders at the special meeting, a committee consisting of all of our independent directors desiring to serve on such committee may elect to rescind the advance purchase made by the Apollo Stockholders. If the committee of independent directors decides that the advance purchase should be rescinded, then we will return the $7,791,935 received from the Apollo Stockholders plus interest accrued at the prime rate and cancel the 38,765,848 shares of non-voting common stock issued to the Apollo Stockholders. In such event, the Apollo Stockholders' beneficial ownership of our outstanding common stock will remain at approximately 26.7%.

    The subscription price of the rights offering should not be considered an indication of the actual value of us or of a share of our common stock. In accordance with the Investment Agreement, the subscription price was set at 85% of the market price of the common stock immediately prior to the commencement of the rights offering. The subscription price does not necessarily bear any relationship to our book value, past operations, cash flows, losses, financial condition or any other established criteria for value. After the date of this proxy statement, our common stock may trade at prices above or below the offering price and no change will be made to the cash subscription price of the rights offering solely by reason of changes in the trading price of our common stock prior to the closing of the rights offering.

REASONS FOR THE RIGHTS OFFERING

    At a meeting held on March 24, 2002, the board of directors discussed and authorized, subject to the approval of the Stipulation of Settlement by counsel to the plaintiffs in our pending stockholder class action litigation:

    - the Investment Agreement under which the Apollo Stockholders purchased 38,765,848 shares of non-voting common stock in advance of the rights offering;

    - the Stipulation of Settlement with the Apollo Stockholders and the plaintiffs in our pending stockholder class action litigation in which the parties agreed to settle all outstanding claims relating to that lawsuit; and

    - the commencement of the rights offering in connection with the execution of the Investment Agreement and the Stipulation of Settlement.

    The primary purpose for authorizing the rights offering, which is being made in connection with the Stipulation of Settlement, was to assist us in raising capital in a cost-effective manner to be available to satisfy potential and expected cash needs, including future investment opportunities relating to the MSV joint venture. The closing of the rights offering is subject to stockholder approval. If the rights offering is canceled, any funds we have received will be promptly refunded without interest.

    In reaching its conclusion, the board of directors considered a number of factors, including:

    - our potential needs for cash relative to our cash resources as of December 31, 2001 of $16.8 million, to satisfy anticipated obligations, and to take advantage of business opportunities, including opportunities which may become available to maintain or possibly increase our proportionate interest in the MSV joint venture and further our and MSV's business interests in light of the winding down of our Internet professional services business;

    - the potential to raise up to $18.4 million through a rights offering (including the advance purchase by the Apollo Stockholders of $7,791,935), assuming all rights are subscribed for, with a minimum of transaction costs;

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
    - the opportunity that a rights offering allows all of our stockholders on the record date to participate and acquire additional shares of common stock at a discount to the market price;

    - the concerns of the board of directors as to other financing alternatives, in light of:

       - the perception of the board of directors as to the difficulties in raising equity capital or debt in light of the current state of the capital markets and our business; and

       - the belief of the board of directors that it is not an appropriate time to sell assets to raise cash;

    - the subscription price relative to the common stock's historical and recent trading price and pricing policies customary for transactions of this type;

    - the opinion of Houlihan Lokey Howard & Zukin as to the fairness, from a financial point of view, to our public stockholders of the rights offering, the advance purchase, the reverse stock split and other related transactions, but excluding the tender offer;

    - the Apollo Stockholders' willingness to subscribe in advance for the equivalent of 38,765,848 rights, which ensured that a minimum of $7,791,935 would be raised;

    - the willingness of the Apollo Stockholders to modify certain of their rights under their original investment agreements, including:

       - to consent to our grant of over-subscription rights to all stockholders;

       - to consent to the rights offering;

       - to cancel, subject to final court approval of the Stipulation of Settlement, 20% of the warrants;

       - to accept non-voting stock both in the advance purchase and in their over-subscription, which limits the impact of the rights offering on the voting power of the Apollo Stockholders and may permit us to raise more capital than if the Apollo Stockholders were to receive voting stock subject to their contractual requirements not to acquire shares with the right to cast more than 50% of the voting power of our capital stock;

       - to elect, subject to final court approval of the Stipulation of Settlement, to receive dividends in the form of additional shares of preferred stock for two years, in lieu of receiving cash dividends; and

       - to limit anti-dilution adjustments to only those rights exercised by persons other than the Apollo Stockholders;

    - the potential impact of the rights offering on relative voting and ownership interests of our stockholders as described under "Effects of Rights Offering on Preferred Stock and Warrants" on page 19;

    - the fact that the terms of the rights offering were reviewed by, and negotiated with, counsel to the plaintiffs in the pending stockholder class action lawsuit against us, an unaffiliated third party, as part of an agreed upon settlement to such litigation contained in the Stipulation of Settlement;

    - the fact that, while the Apollo Stockholders may increase their percentage ownership as a result of the rights offering, the Apollo Stockholders, as a result of their agreeing to receive non-voting common stock, will not, as a result of the rights offering, increase their voting rights; and

    - the potential tax consequences of the rights offering.

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OPINION OF FINANCIAL ADVISOR--HOULIHAN LOKEY HOWARD & ZUKIN

    We retained Houlihan Lokey Howard & Zukin Financial Advisors, Inc. to render an opinion to our board of directors, as to the fairness, from a financial point of view, of the rights offering, the advance purchase taken together with the modification of the Apollo Stockholders' existing contractual rights and the rights offering, the reverse stock split and other related transactions, but excluding the tender offer, to our public stockholders. At the March 24, 2002 meeting of our board of directors, Houlihan Lokey presented its analysis as described below and delivered its written opinion to the effect that, as of such date and based on the matters described in the opinion, the rights offering, the advance purchase taken together with the modification of the Apollo Stockholders' existing contractual rights and the rights offering, the reverse stock split and other related transactions, but excluding the tender offer, are fair, from a financial point of view, to our public stockholders.

    The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. The following summarizes the material methodologies utilized by Houlihan Lokey in supporting its fairness opinion. The summary does not purport to be a complete statement of the analyses and procedures applied, the judgments made or the conclusion reached by Houlihan Lokey or a complete description of its presentation. Houlihan Lokey believes, and so advised our board of directors, that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all factors and analyses, could create an incomplete view of the process underlying its analyses and opinions. Houlihan Lokey did not attempt to assign specific weights to particular analyses.

    Houlihan Lokey's opinion and analyses were only one of many factors considered by our board of directors in its evaluation of the rights offering and reverse stock split and should not be viewed as determinative of the views of our board of directors or management with respect to the transactions.

    THE COMPLETE TEXT OF HOULIHAN LOKEY'S OPINION IS ATTACHED HERETO AS ANNEX B. THE SUMMARY OF THE OPINION SET FORTH BELOW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH OPINION. OUR PUBLIC STOCKHOLDERS ARE URGED TO READ THE OPINION CAREFULLY IN ITS ENTIRETY FOR A DESCRIPTION OF THE PROCEDURES FOLLOWED, THE FACTORS CONSIDERED AND THE ASSUMPTIONS MADE BY HOULIHAN LOKEY.

    Houlihan Lokey's opinion to our board of directors addresses only the fairness, from a financial point of view, of the rights offering, the advance purchase taken together with the modification of the Apollo Stockholders' existing contractual rights and the rights offering, the reverse stock split and other related transactions, but excluding the tender offer, to our public stockholders, and does not constitute a recommendation to the stockholders as to how they should vote at the special meeting. The terms of the rights offering, the advance purchase and the reverse stock split were arrived at by our board of directors in light of the negotiations among us, the Apollo Stockholders and the plaintiff-stockholders in our recent litigation. Houlihan Lokey was not asked to and did not recommend the purchase price for the rights offering nor was it asked to express an opinion nor did it opine as to the fairness of the tender offer by the Apollo Stockholders to our public stockholders.

    In connection with the preparation of its opinion, Houlihan Lokey made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:

    - reviewed our annual report on Form 10-K for the fiscal year ended December 31, 2001;

    - held discussions with certain members of our senior management to discuss our operations, financial condition, future prospects and projected operations and performance;

    - reviewed certain of our plans and forecasts;

    - reviewed forecasts prepared by the MSV joint venture's management with respect to the MSV joint venture for the year ended December 31, 2002;

    - reviewed the historical market prices and trading volume for our publicly traded common stock as compared to selected comparable companies;

    - reviewed the note purchase agreement dated April 2, 2001 between Motient Corporation and us regarding certain loans payable to us;

    - reviewed the bankruptcy disclosure statement filed by Motient Corporation dated February 27, 2002;

    - reviewed a draft of the Investment Agreement that sets forth the terms of the rights offering and reverse stock split, among other transactions;

    - reviewed a draft of the Stipulation of Settlement;

    - reviewed our organizational documents and the June 1999 securities purchase agreement, as amended, between us and the Apollo Stockholders;

    - reviewed certain other publicly available financial data for certain companies that Houlihan Lokey deemed comparable to us; and

    - conducted such other studies, analyses and inquiries as Houlihan Lokey has deemed appropriate.

    In preparing its opinion, Houlihan Lokey relied upon and assumed, without independent verification, that the financial forecasts and projections provided to it were reasonably prepared and reflect the best currently available estimates of the future financial results and condition of us and the MSV joint venture, and that there has been no material change in the assets, financial condition, business or prospects of us and the MSV joint venture since the date of the most recent financial statements made available to it.

    Houlihan Lokey did not independently verify the accuracy and completeness of the information supplied to it with respect to us or the MSV joint venture and did not assume any responsibility with respect to them. Houlihan Lokey has not made any physical inspection or independent appraisal of any of the properties or assets of us or the MSV joint venture. Houlihan Lokey's opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by Houlihan Lokey at the date of its opinion and presentation to our board of directors.

    In assessing the financial fairness of the rights offering and reverse stock split, Houlihan Lokey:

    - reviewed our financial situation prior to the rights offering, the advance purchase and the proposed reverse stock split;

    - analyzed the terms of the rights offering and of the reverse stock split;

    - reviewed similar rights offerings announced from January 1994 to January 2002;

    - considered certain financing alternatives to the rights offering;

    - reviewed and analyzed other recent reverse stock splits and the subsequent performance of the securities; and

    - reviewed and analyzed recent delistings of publicly traded companies.

    The following is a summary of the material analyses performed by Houlihan Lokey in connection with rendering its opinion.

FAIRNESS ANALYSIS OF THE RIGHTS OFFERING

    As part of its analysis of the rights offering, Houlihan Lokey reviewed certain rights offerings announced between January 1994 to January 2002. Houlihan Lokey reviewed 75 comparable transactions.

    With respect to the discount to the market price for shares of the securities offered in the comparable rights offerings, Houlihan Lokey observed a median discount of 9.8% and a mean discount of 12.2% and an overall range among the 75 rights offerings from a discount of 68.3% to a premium of 30.9% to the market price of the securities offered.

    Among the 75 rights offerings reviewed, Houlihan Lokey identified 20 rights offerings in which the rights offered were not transferable. For these offerings, Houlihan Lokey observed a median discount of 3.2% and a mean discount of 8.8% with an overall range from a discount of 68.3% to a premium of 30.9% to the market price of the securities offered.

    In assessing the fairness of the rights offering to our public stockholders, from a financial point of view, Houlihan Lokey concluded that the terms of our rights offering are consistent with the terms of the comparable rights offerings reviewed. Houlihan Lokey compared the 15% discount to market of our rights offering with the mean and median discounts observed in the comparable rights offerings reviewed. The 15% discount to market exceeds the mean and median discounts observed in both the comparable rights offerings generally and the comparable rights offerings with non-transferable rights, but the 15% discount to market falls within the overall ranges observed.

    Houlihan Lokey also considered financing alternatives to the rights offering as of the date of its analysis. Given our financial condition and current capital markets conditions, Houlihan Lokey determined that it is unlikely that we would be able to access new third-party equity or debt financing. The sale of our holdings in XM Satellite Radio common stock is another financing alternative, but such sale would require our willingness to forgo any possible gain as a result of any success of XM Satellite Radio and the consent of the Apollo Stockholders. Houlihan Lokey concluded that our rights offering, therefore, would be a cost-effective method to raise capital for our working capital needs and to take advantage of future growth opportunities.

FAIRNESS ANALYSIS OF THE REVERSE STOCK SPLIT

    As part of its analysis of the reverse stock split, Houlihan Lokey reviewed 383 reverse stock splits announced between January 2001 to March 2002. The market capitalization of the companies reviewed ranged from less than $1 million to $500 million. Houlihan Lokey determined in its analysis that such transactions resulted in a temporary decline in share value for those companies effecting a reverse stock split. The average percentage change in price over the 90-day period following a reverse stock split ranged from an increase of 20.9% to a decrease of 50.6%.

    Houlihan Lokey also analyzed 344 companies that have been delisted in the 12 months preceding the date of its analysis. Houlihan Lokey observed a mean and median decline in share value for the 30, 60 and 90 days following each company's delisting of 14.5% and 19.3%, 20.7% and 26.8%, and 26.1% and 39.8%,
respectively.

    In assessing the fairness of the reverse stock split to our public stockholders, from a financial point of view, Houlihan Lokey considered the temporary declines in share value observed in the comparable reverse stock splits as compared to the observed declines in share value for companies that delisted. Given this comparison, Houlihan Lokey determined that the benefits in meeting market listing requirements in order to not be delisted outweighed the risk of potentially reducing our share value as a result of the reverse stock split.

CONCLUSION

    After consideration of the factors and analyses outlined above, it is Houlihan Lokey's opinion that the rights offering, the advance purchase taken together with the modification of the Apollo Stockholders' existing contractual rights and the rights offering, the reverse stock split and other related transactions, but excluding the tender offer, are fair to our public stockholders, from a financial point of view.

    Houlihan Lokey is a nationally recognized investment-banking firm with special expertise in, among other things, valuing businesses and securities and rendering fairness opinions. Houlihan Lokey is continually engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, private placements of debt and equity, corporate reorganizations, employee stock ownership plans, corporate and other purposes. We selected Houlihan Lokey because of its experience and expertise in performing valuation and fairness analyses. Houlihan Lokey does not beneficially own nor has it ever beneficially owned any interest in us. Furthermore, Houlihan Lokey has no agreement or understanding to provide additional services to us beyond the scope of this fairness opinion.

    Houlihan Lokey does not make a market in our publicly traded securities. Although not in the present transactions, Houlihan Lokey is engaged, from time to time, to provide financial advice to a variety of public and private entities and persons. Houlihan Lokey has previously rendered certain services to the Apollo Stockholders and Motient Corporation, among others.

    We have agreed to pay Houlihan Lokey a fee of $200,000 plus its reasonable out-of-pocket expenses incurred in connection with the rendering of this fairness opinion, including Houlihan Lokey's reasonable expenses of legal counsel. No portion of the fee was contingent upon approval or completion of the transactions discussed in this proxy statement, including the rights offering and the reverse stock split. We have further agreed to indemnify Houlihan Lokey against certain liabilities and expenses related to or arising in connection with the rendering of its services in connection with this opinion, including liabilities under the federal securities laws.

POTENTIAL USE OF PROCEEDS FROM THE RIGHTS OFFERING

    Based on the advance purchase by the Apollo Stockholders prior to the announcement of the rights offering, we have already received approximately $7.8 million in proceeds. If no other stockholders exercise their subscription rights, including the Apollo Stockholders, then no additional funds will be raised. If, however, the rights offering is fully subscribed, our proceeds from the rights offering, including the advance purchase will be $18.4 million.

    The net proceeds from the rights offering will be used to supplement our cash resources, to satisfy our ongoing cash requirements, including general and administrative expenses, and to take advantage of business opportunities, including maintaining or increasing the Company's stake in the MSV joint venture.

OVER-SUBSCRIPTION RIGHTS

    In addition to the basic subscription privilege, each subscription right grants an over-subscription privilege to purchase additional shares of common stock that are not purchased by other stockholders pursuant to their basic subscription privileges. You are entitled to exercise your over-subscription privilege only if you exercise your basic subscription rights in full.

    If the number of shares remaining after the exercise of all basic subscription privileges is not sufficient to satisfy all requests for shares pursuant to over-subscription privileges, you will be allocated additional shares pro-rata (subject to elimination of fractional shares), based on the number of shares you purchased through the basic subscription privilege in proportion to the total number of shares that you and other over-subscribing stockholders purchased through the basic subscription privilege. However, if your pro-rata allocation exceeds the number of shares you requested on your subscription certificate, then you will receive only the number of shares that you requested, and the remaining shares from your pro-rata allocation will be divided among other stockholders exercising their over-subscription privileges. For purposes of the over-subscription privilege, the Apollo Stockholders have agreed to limit their over-subscription pro-rata participation by assuming their basic subscription right is limited to 12,709,499 shares of common stock regardless of the amount of shares into which the preferred stock and warrants they hold are actually convertible.

EFFECTS OF RIGHTS OFFERING ON PREFERRED STOCK AND WARRANTS

ANTI-DILUTION ADJUSTMENTS

    - Under the terms of the preferred stock, the conversion price of the preferred stock is to be adjusted if, among other things, we issue rights to subscribe for our common stock at a price below the conversion price of the preferred stock in effect at the time of issuance of the rights. The calculation of the antidilution adjustment is described in our Definitive Proxy Statement for the Annual Meeting of Stockholders held on August 19, 1999. However, we have agreed with the Apollo Stockholders that the conversion price will be adjusted in connection with the rights offering only to the extent that shares of our common stock are actually issued in the rights offering excluding the shares of our non-voting stock acquired by the Apollo Stockholders in the advance purchase or pursuant to their over-subscription privilege. This will result in a smaller downward adjustment to the conversion price than a calculation methodology that includes all common stock issued in connection with the rights offering. At the time of issuance of the rights in the rights offering, the conversion price of the preferred stock is expected to continue to be $7.00 per share and, accordingly, an aggregate of 15,328,671 shares of common stock would be issuable upon conversion of the 1,073,007 shares of preferred stock that have a stated value of $107,300,700, or $100 per share. For illustrative purposes only, assuming that all stockholders exercise their basic subscription privilege in full, the conversion price of the preferred stock would be reduced to $4.12 per share, thereby increasing the number of shares of our common stock issuable upon conversion of all of the outstanding shares of preferred stock from 15,328,671 to 26,014,368. The actual adjustment will depend on the number of rights exercised.

    - Under the terms of the Series 1-A and 2-A Warrants, the exercise price of these warrants and the number of shares of common stock purchasable under such warrants is to be adjusted if, among other things, we issue rights to subscribe for our common stock at a price below the exercise price in effect at the time of issuance of the rights. However, we have agreed with the holders of the Series 1-A and 2-A Warrants that the exercise price and the number of shares of common stock purchasable under such warrants will be adjusted in connection with the rights offering only to the extent that shares of our common stock are actually issued in the rights offering excluding the shares of our non-voting stock acquired by the Apollo Stockholders in the advance purchase or pursuant to their over-subscription privilege. This will result in a smaller downward adjustment to the conversion price than a calculation methodology that includes all common stock issued in connection with the rights offering. At the time of issuance of the rights in the rights offering, the exercise price of the Series 1-A Warrants is expected to continue to be $4.20 per share and the exercise price of the Series 2-A Warrants is expected to continue to be $7.00 per share. For illustrative purposes only, assuming that all stockholders exercise their basic subscription privilege in full and assuming the cancellation of some warrants in connection with the litigation settlement, the exercise price of the Series 1-A Warrants would be reduced to $2.51 per share, thereby increasing the number of shares issuable upon exercise of all of the Series 1-A Warrants from 1,466,368 to 2,454,853 and the exercise price of the Series 2-A Warrants would be reduced to $4.12 per share, thereby increasing the number of shares issuable upon exercise of all of the Series 2-A Warrants from 9,810,031 to 16,648,659. The actual adjustment will depend on the number of rights exercised. The aggregate exercise price will remain unchanged.

RIGHTS DISTRIBUTABLE IN RESPECT OF PREFERRED STOCK AND WARRANTS

    - The Apollo Stockholders have, pursuant to their original investment documents, the right to receive subscription rights in respect of the common stock underlying their preferred stock and warrants, as if they had converted the preferred stock and exercised the warrants in full. The Apollo Stockholders would not need to actually convert the preferred stock or exercise the warrants in order to receive and exercise these rights. These rights would be in addition to the rights the Apollo Stockholders will receive in respect of the shares of our common stock that they own. As part of the advance purchase, the Apollo Stockholders will be deemed to have exercised their basic subscription rights by their advance purchase of 38,765,848 shares of our non-voting common stock and have agreed not to exercise the rights they receive in the rights offering and to hold the rights until they expire, except that the Apollo Stockholders may exercise their over-subscription privilege. Of the 38,765,848 shares of non-voting common stock acquired in the advance purchase, 26,056,349 represent subscription rights in respect of the common stock underlying the preferred stock and 80% of the warrants as of March 24, 2002. The remaining 12,709,499 shares of non-voting common stock represent subscription rights in respect of shares of common stock held by the Apollo Stockholders at the time of their advance purchase.

OVER-SUBSCRIPTION RIGHTS

    - Because of the advance purchase, the Apollo Stockholders have agreed not to exercise any basic subscription privilege received in the offering. For purposes of the over-subscription privilege, the Apollo Stockholders have agreed to limit their over-subscription pro-rata participation by assuming their basic subscription right is limited to 12,709,499 shares of common stock regardless of the amount of shares into which the preferred stock and warrants they hold are actually convertible. The Apollo Stockholders have waived the rights that they have under their original investment documents to subscribe for all unsubscribed rights and have consented to our grant of over-subscription rights to all stockholders.

    Even though the rights will be offered on a one for one basis to each holder of our common stock, due to the anti-dilution adjustments and the participation rights of the preferred stock and the Series 1-A and 2-A Warrants, the percentage of common stock owned by stockholders, other than the Apollo Stockholders, will decrease. This will be the case even if you exercise the rights you will receive in full. Under their original investment documents, the Apollo Stockholders have the right to subscribe for all unsubscribed rights in any of our rights offerings.

    Set forth below, for illustrative purposes only, are three scenarios which indicate the effect the rights offering and related share issuance could have on the amount of cash we raise and the Apollo Stockholders' relative voting and economic interest. As of the date of this proxy statement, the Apollo Stockholders control 36.2% of the voting power of our outstanding capital stock, subject to the pro-rata voting agreement, and own 54.0% of our outstanding common stock (63.4% on a fully diluted basis assuming all of their preferred stock and warrants are converted and exercised in full).

    SCENARIO A -- All subscription rights are subscribed for by the stockholders to whom the subscription rights were issued with the exception of rights issued to the Apollo Stockholders with respect to shares acquired by their affiliate in the tender offer and the Apollo Stockholders do not exercise their over-subscription privilege.

    SCENARIO B -- Through their advance purchase of our non-voting common stock, the Apollo Stockholders are the only stockholders to exercise subscription rights, but do not exercise their over-subscription rights.

    SCENARIO C -- The Apollo Stockholders are the only stockholders to exercise subscription rights and, through their over-subscription privilege, the Apollo Stockholders acquire all of the shares offered.

                                                                                         APOLLO STOCKHOLDERS'
                                                                                          ECONOMIC OWNERSHIP
                                                                                              PERCENTAGE
                                                                                      --------------------------
                                           APOLLO                        APOLLO                          AT
                         TOTAL RIGHTS   STOCKHOLDERS'                 STOCKHOLDERS'                    MAXIMUM
SCENARIO                   OFFERED        EXERCISE      CASH RAISED    VOTING %(A)    UNDILUTED(B)   DILUTION(C)
--------                 ------------   -------------   -----------   -------------   ------------   -----------
A......................   91,381,315     38,765,848     $17,414,046       22.1%           37.0%         51.4%
B......................   91,381,315     38,765,848     $ 7,791,935       36.2%           54.0%         63.4%
C......................   91,381,315     91,381,315     $18,367,644       36.2%           69.4%         73.9%

------------------------

(a) Pursuant to the terms of the Investment Agreement governing the advance purchase and subject to stockholder approval, the Apollo Stockholders may exchange their non-voting common stock for common stock in order to maintain their voting percentage at 29.9%, as limited by the Investment Agreement.

(b) Does not give effect to conversion of the preferred stock or exercise of the warrants or outstanding stock options.

(c) Assumes conversion and exercise in full of the preferred stock and the warrants but does not give effect to the exercise of outstanding stock options.

CONSENT RIGHTS

    Pursuant to the terms of their original investment, we need the consent of the Apollo Stockholders to, among other things, commence the rights offering. We have obtained their consent, subject to the stockholders' approval of the share issuance.

MODIFICATION OF THE TERMS OF APOLLO STOCKHOLDERS' ORIGINAL INVESTMENT

    As described in the Investment Agreement and the Stipulation of Settlement, we and the Apollo Stockholders have agreed:

    - that the Apollo Stockholders will vote all of their shares in favor of the rights offering, the reverse stock split and the proposal, described below, regarding the potential exchange of the non-voting common stock for common stock under specified limited conditions; except that the shares of common stock acquired in the tender offer will be voted pro-rata with all other votes cast on those issues by holders of voting common stock;

    - that, in connection with the rights offering, the Apollo Stockholders will waive anti-dilution rights in their preferred stock and warrants with respect to the non-voting common stock acquired by the Apollo Stockholders in the advance purchase or their over-subscription privilege in the rights offering;

    - that the Apollo Stockholders' existing registration rights will be modified to cover the additional shares of common stock and non-voting stock that were acquired pursuant to the tender offer and the advance purchase and that they may acquire pursuant to the over-subscription privilege in the rights offering;

    - that, subject to stockholder approval, the Apollo Stockholders may exchange the non-voting common stock for common stock in connection with any transfer of the shares to a non-affiliate, in an amount not to exceed 10% of our voting power, and such transferee, to the Apollo Stockholders' knowledge, will not, as a result of the transfer, hold more than 15% of our voting power;

    - that, subject to stockholder approval, the Apollo Stockholders may also exchange the non-voting common stock for common stock to the extent they will hold, after giving effect to such exchange, less than 29.9% of our voting power;

    - that so long as any tendered shares are held by them or any of their affiliates, the Apollo Stockholders will cause all such shares, which would otherwise entitle the Apollo Stockholders and their affiliates, collectively, to cast more than 29.9% of the voting power of our capital stock, to be voted pro-rata with all other votes cast by holders of voting common stock;

    - subject to final court approval of the Stipulation of Settlement, that 20% of the warrants held as of March 24, 2002 by the Apollo Stockholders to acquire shares of common stock will be cancelled;

    - subject to final court approval of the Stipulation of Settlement, that the Apollo Stockholders will elect to receive dividends on their shares of preferred stock in the form of additional shares of preferred stock, in lieu of cash dividends, for any dividend payment date occurring after June 30, 2002 and on or prior to June 30, 2004; and

    - subject to final court approval of the Stipulation of Settlement, that the Apollo Stockholders will agree to vote for two independent directors to our board of directors for the next five years.

    In the Stipulation of Settlement, we agreed to pay $100,000 in cash and issue shares of common stock with a value of $1,000,000 (3,571,428 shares based on the tender offer price of $0.28 per share), as plaintiffs' counsels' fees and expenses, subject to court approval.

EFFECT ON STOCK OPTION PLANS

    As of May 22, 2002, there were outstanding options to purchase 4,381,823 shares of common stock issued or committed to be issued pursuant to stock options granted by Rare Medium and our predecessors. Mr. Glenn S. Meyers, our chairman and chief executive officer, waived his right to receive subscription rights in the rights offering to which he was entitled under his employment agreement on account of his options. Other than Mr. Meyers' options, none of the outstanding options have antidilution or other provisions of adjustment which will be triggered by the rights offering. Each outstanding and unexercised option will remain unchanged and will be exercisable, subject to divesting, if any, for the same number of shares of common stock and at the same exercise price as before the rights offering.

SHARES OF COMMON STOCK OUTSTANDING AFTER THE RIGHTS OFFERING

    Assuming we issue all of the shares of common stock offered in the rights offering, including the shares of non-voting common stock sold in the advance purchase, 156,732,948 shares of common stock combined will be issued and outstanding, at least 38,765,848 of which will be non-voting shares. If every subscription right were exercised, this would represent a 140% increase in the number of outstanding shares of common stock.

    Even though the rights will be offered on a one for one basis to each holder of our common stock, due to the anti-dilution adjustments and the participation rights of the preferred stock and the Series 1-A and 2-A Warrants, the percentage of common stock owned by stockholders, other than the Apollo Stockholders, will decrease. This will be the case even if you exercise the rights you will receive in full.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE RIGHTS OFFERING

    The following discussion is a summary of certain federal income tax consequences of the rights offering to holders of common stock that hold such stock as a capital asset for federal income tax purposes. This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion applies only to holders that are U.S. persons and does not address all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Internal Revenue Code, including, without limitation, holders of preferred stock or warrants, holders who are dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, broker-dealers, holders who hold common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired common stock pursuant to the exercise of compensatory stock options or otherwise as compensation.

    We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the rights offering or the related share issuance. The following summary does not address the tax consequences of the rights offering or the related share issuance under foreign, state, or local tax laws. ACCORDINGLY, EACH HOLDER OF COMMON STOCK SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE RIGHTS OFFERING OR THE RELATED SHARE ISSUANCE TO SUCH HOLDER.

    The federal income tax consequences for a holder of common stock on a receipt of subscription rights under the rights offering should be as follows:

1. A holder should not recognize taxable income for federal income tax purposes in connection with the receipt of subscription rights in the rights offering.

2. Except as provided in the following sentence, the tax basis of the subscription rights received by a holder in the rights offering should be zero. If either (i) the fair market value of the subscription rights on the date such subscription rights are distributed is equal to at least 15% of the fair market value on such date of the common stock with respect to which the subscription rights are received or (ii) the holder elects, in its federal income tax return for the taxable year in which the subscription rights are received, to allocate part of the tax basis of such common stock to the subscription rights, then upon exercise or transfer of the subscription rights, the holder's tax basis in the common stock should be allocated between the common stock and the subscription rights in proportion to their respective fair market values on the date the subscription rights are distributed. A holder's holding period for the subscription rights received in the rights offering should include the holder's holding period for the common stock with respect to which the subscription rights were received.

3. A holder which allows the subscription rights received in the rights offering to expire should not recognize any gain or loss, and the tax basis of the common stock owned by such holder with respect to which such subscription rights were distributed should be equal to the tax basis of such common stock immediately before the receipt of the subscription rights in the rights offering.

4. A holder should not recognize any gain or loss upon the exercise of the subscription rights received in the rights offering. The tax basis of the common stock acquired through exercise of the subscription rights should equal the sum of the subscription price for the common stock and the holder's tax basis, if any, in the rights as described above. The holding period for the common stock acquired through exercise of the subscription rights should begin on the date the subscription rights are exercised.

OTHER MATTERS

    THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF OUR COMMON STOCK OR ANY OTHER SECURITIES, INCLUDING THE SUBSCRIPTION RIGHTS OR ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE SUBSCRIPTION RIGHTS. OFFERS AND SALES OF THE SUBSCRIPTION RIGHTS OR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE SUBSCRIPTION RIGHTS ARE BEING MADE ONLY BY MEANS OF THE PROSPECTUS, ON THE TERMS AND CONDITIONS DESCRIBED IN THE PROSPECTUS WHICH IS ALSO BEING DELIVERED TO STOCKHOLDERS.

NO APPRAISAL RIGHTS

    Stockholders have no rights under Delaware law or our Restated Certificate of Incorporation or our Amended and Restated Bylaws to exercise dissenters' rights of appraisal with respect to the rights offering or the share issuance.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors has carefully considered Proposal 2, the share issuance proposal, and unanimously recommends that stockholders vote for the approval of Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3
    AUTHORIZE THE EXCHANGE, FROM TIME TO TIME, BY THE APOLLO STOCKHOLDERS OF
      SHARES OF NON-VOTING COMMON STOCK FOR SHARES OF VOTING COMMON STOCK UNLESS OTHERWISE INDICATED OR THE CONTEXT REQUIRES, ALL SHARE NUMBERS, SHARE PRICES AND PER SHARE AMOUNTS IN THIS PROXY STATEMENT DO NOT GIVE
                       EFFECT TO THE REVERSE STOCK SPLIT

EXCHANGE RIGHT

    You are being asked to vote upon a proposal to authorize the exchange, from time to time, by the Apollo Stockholders of the shares of non-voting common stock received by them in the advance purchase or upon the exercise of their over-subscription privilege in the rights offering, for shares of voting common stock under the circumstances set forth in the Investment Agreement. Approval of this proposal requires the affirmative vote of the holders of a majority of the total votes cast at the special meeting.

    Pursuant to the terms of the Investment Agreement and subject to stockholder approval at the special meeting, the Apollo Stockholders would be permitted to exchange their shares of non-voting common stock for shares of voting common stock only in the following two circumstances:

    - as part of a transfer of the Apollo Stockholders' holdings to a person not affiliated with the Apollo Stockholders, in an amount not to exceed 10% of our voting power, and such transferee, to the knowledge of the Apollo Stockholders, will not, as a result of the transfer, hold more than 15% of our voting power.

    - at any time, so long as the voting power of the Apollo Stockholders, after giving effect to any such exchange, does not exceed 29.9% of the outstanding voting power which is the percentage of the outstanding voting power which the Apollo Stockholders were entitled to cast prior to the advance purchase.

    Stockholder approval is being sought in accordance with the rules of the Nasdaq National Market since the total number of shares of voting common stock which may be issued upon the exchange of all non-voting common stock issued to the Apollo Stockholders could equal or exceed 20% of either the voting power or the number of shares of voting common stock outstanding prior to the advance purchase.

REASONS FOR THE EXCHANGE RIGHT

    The terms of the exchange rights were arrived at in negotiations between us and the Apollo Stockholders in connection with their agreement to accept non-voting common stock and make the advance purchase.

    The purpose of our issuing non-voting common stock to the Apollo Stockholders, together with the exchange rights described above, was to enhance our ability to raise capital through the rights offering without adversely affecting the voting rights of our other stockholders, while, at the same time, not adversely affecting the current voting rights of the Apollo Stockholders or the economic value of the shares received by them. Similarly, the exchange rights were designed to facilitate the elimination over time of a separate class of non-voting common stock and to do so in a manner which does not adversely affect our other stockholders.

    By the terms of their original investment agreement, the Apollo Stockholder were contractually limited not to acquire more than 50% of our voting power. Accordingly, had we not issued non-voting common stock, the Apollo Stockholders would have been constrained in the amount of shares that they could acquire in the rights offering, which would have limited the amount of capital that we could raise. In particular, the advance purchase of the non-voting common stock ensured that the rights offering would raise a minimum of $7,791,935.

    The board of directors believes that the exchange rights are fair and reasonable since the Apollo Stockholders paid the same price for the non-voting common stock as other stockholders will be paying for voting common stock and the exchange rights, by their terms, may not be exercised if they will serve to either:

    - increase the voting power of the Apollo Stockholders, or

    - assist the transfer of voting control by the Apollo Stockholders to a third party.

    The exchange rights achieve these objectives by providing a mechanism for the exchange of non-voting common stock for voting common stock, while limiting the ability of the Apollo Stockholders to do so to those situations in which, following the exchange:

    - the Apollo Stockholders would not, as a result of the exchange, be entitled to cast more than 29.9% of the outstanding voting power, which was the voting power of the Apollo Stockholders prior to the advance purchase; or

    - the recipient of the voting common stock issued in the exchange, if other than the Apollo Stockholders, would not receive from the Apollo Stockholders stock representing more than 10% of our outstanding voting power or be entitled to cast, taking into account any other stock held by the recipient, more than 15% of our outstanding voting power.

    In light of the foregoing, our board of directors has approved the exchange rights and determined to recommend that stockholders vote in favor of Proposal 3.

NO APPRAISAL RIGHTS

    Stockholders have no rights under Delaware law or our Restated Certificate of Incorporation or our Amended and Restated Bylaws to exercise dissenters' rights of appraisal with respect to this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors has carefully considered Proposal 3 and unanimously recommends that stockholders vote for the approval of Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 3.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
  UNLESS OTHERWISE INDICATED OR THE CONTEXT REQUIRES, ALL SHARE NUMBERS, SHARE PRICES AND PER SHARE AMOUNTS IN THIS PROXY STATEMENT DO NOT GIVE EFFECT TO THE
                              REVERSE STOCK SPLIT

    The following table and notes thereto set forth certain information, as of May 22, 2002 (except as noted otherwise), regarding beneficial ownership of the shares of our common stock by (i) each person who is known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock,
(ii) each of our executive officers, (iii) each of our directors, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares indicated as owned by them.

                                                                    NUMBER OF
                                                                    SHARES OF
                                                                   COMMON STOCK
                                                                   BENEFICIALLY    PERCENTAGE
NAME AND ADDRESS                            POSITION                 OWNED(1)       OF CLASS
----------------                 -------------------------------  --------------   -----------

Glenn S. Meyers................  Chairman and Chief Executive        1,100,000         1.0%(2)
                                 Officer

Craig C. Chesser...............  Senior Vice President Finance          75,000         *(3)
                                 and Treasurer

Michael A. Hultberg............  Senior Vice President and              50,000         *(2)
                                 Controller

Robert C. Lewis................  Senior Vice President, General         95,000         *(2)
                                 Counsel and Secretary

Jeffrey M. Killeen.............  Director                               75,000         *(2)

William Stasior................  Director                               75,000         *(2)

Andrew D. Africk ..............  Director                           85,652,140        64.1%(4)(9)
  c/o Rare Medium Group, Inc.
  44 West 18th Street, 6th
  Floor
  New York, New York 10011

Marc J. Rowan .................  Director                           85,652,140        64.1%(5)(9)
  c/o Rare Medium Group, Inc.
  44 West 18th Street, 6th
  Floor
  New York, New York 10011

Michael S. Gross ..............  Director                           85,627,140        64.1%(6)(9)
  c/o Rare Medium Group, Inc.
  44 West 18th Street, 6th
  Floor
  New York, New York 10011

Apollo Investment Fund IV, L.P.                                     85,577,140        64.1%(7)(9)
  Two Manhattanville Road
  Purchase, New York 10577

All executive officers,                                             87,247,140        64.6%(8)(9)
  directors
  and nominees as a group
  (9 persons)

--------------------------

*   Represents beneficial ownership of less than 1%.

(1) Beneficial ownership has been determined pursuant to Rule 13d-3 under the Exchange Act. Includes our outstanding shares of non-voting common stock.

(2) Represents options to purchase shares of our common stock that are currently exercisable, but does not include options that become exercisable upon a change of control of us.

(3) Includes options to purchase 58,334 shares of our common stock that are currently exercisable.

(4) Includes an aggregate of (i) 12,709,499 shares of our common stock acquired through the exercise of Series 1-A Warrants, (ii) 4,744,271 shares of our common stock acquired through the tender offer, (iii) 38,765,848 shares of our nonvoting common stock acquired in lieu of exercise of rights issuable to the Apollo Stockholders pursuant to the rights offering and
    (iv) 29,357,522 shares of our common stock issuable to the Apollo Stockholders upon conversion of the preferred stock and exercise of the Series 1-A Warrants and the Series 2-A Warrants owned by them. Mr. Africk is a principal of Apollo Advisors IV, L.P, which together with an affiliated investment manager, serves as the manager of each of the Apollo Stockholders. Mr. Africk disclaims beneficial ownership of such shares. Includes options to purchase 75,000 shares of our common stock that are currently exercisable, but does not include options that become exercisable upon a change of control of us.

(5) Includes an aggregate of (i) 12,709,499 shares of our common stock acquired through the exercise of Series 1-A Warrants, (ii) 4,744,271 shares of our common stock acquired through the tender offer, (iii) 38,765,848 shares of our nonvoting common stock acquired in lieu of exercise of rights issuable to the Apollo Stockholders pursuant to the rights offering and
    (iv) 29,357,522 shares of our common stock issuable to the Apollo Stockholders upon conversion of the preferred stock and exercise of the Series 1-A Warrants and the Series 2-A Warrants owned by them. Mr. Rowan is a principal of Apollo Advisors IV, L.P, which together with an affiliated investment manager, serves as the manager of each of the Apollo Stockholders. Mr. Rowan disclaims beneficial ownership of such shares. Includes options to purchase 75,000 shares of our common stock that are currently exercisable, but does not include options that become exercisable upon a change of control of us.

(6) Includes an aggregate of (i) 12,709,499 shares of our common stock acquired through the exercise of Series 1-A Warrants, (ii) 4,744,271 shares of our common stock acquired through the tender offer, (iii) 38,765,848 shares of our nonvoting common stock acquired in lieu of exercise of rights issuable to the Apollo Stockholders pursuant to the rights offering and
    (iv) 29,357,522 shares of our common stock issuable to the Apollo Stockholders upon conversion of the preferred stock and exercise of the Series 1-A Warrants and the Series 2-A Warrants owned by them. Mr. Gross is a principal of Apollo Advisors IV, L.P, which together with an affiliated investment manager, serves as the manager of each of the Apollo Stockholders. Mr. Gross disclaims beneficial ownership of such shares. Includes options to purchase 50,000 shares of our common stock that are currently exercisable, but does not include options that become exercisable upon a change of control of us.

(7) Represents the aggregate of (i) 12,709,499 shares of our common stock acquired through the exercise of Series 1-A Warrants, (ii) 4,744,271 shares of our common stock acquired through the tender offer, (iii) 38,765,848 shares of our nonvoting common stock acquired in lieu of exercise of rights issuable to the Apollo Stockholders pursuant to the rights offering and
    (iv) 29,357,522 shares of our common stock issuable upon conversion of the aggregate of 1,073,007 shares of our preferred stock and the exercise of an aggregate of 130,838 Series 1-A Warrants and 12,262,542 Series 2-A Warrants held by the Apollo Stockholders. The holders of our preferred stock are only entitled to an aggregate of 9,750,000 votes with respect to the preferred stock as of May 22, 2002, or 9.09 votes per share of preferred stock. However, the Apollo Stockholders have agreed that so long as any tendered shares are held by them or any of their affiliates, the Apollo Stockholders and their affiliates will cause all such shares held by them, which would otherwise entitle the Apollo Stockholders and their affiliates, collectively, to cast more than 29.9% of voting power of our outstanding capital stock, to be voted pro-rata with all other votes cast by holders of common stock. Messrs. Africk, Rowan and Gross, our directors and associated with Apollo Advisors IV, L.P., disclaim beneficial ownership of the shares held by the Apollo Stockholders.

(8) Messrs. Africk, Rowan and Gross, our directors and associated with Apollo Advisors IV, L.P., disclaim beneficial ownership of shares held by the Apollo Stockholders. See footnote numbers 4, 5 and 6 above. Includes options to purchase an aggregate of 1,586,667 shares of our common stock that are currently exercisable, but does not include options that become exercisable upon a change of control of us.

(9) Subject to final court approval of the Stipulation of Settlement, warrants held by the Apollo Stockholders to acquire 2,752,452 shares of our common stock will be cancelled.

                           FORWARD LOOKING STATEMENTS

    This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the consummation of the proposed transactions described above. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in global economic conditions, competition, regulatory approvals necessary for the MSV joint venture to develop a business combining satellite operations with terrestrial base stations and the liquidity of XM Satellite Radio common stock. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include but are not limited to those contained under the Risk Factors section of our annual report on Form 10-K and our rights offering prospectus. We assume no obligation to update these forward-looking statements to reflect actual results, changes in risks, uncertainties or assumptions underlying or affecting such statements or for prospective events that may have a retroactive effect.

    Our rights offering prospectus is also being mailed to you.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The Securities and Exchange Commission allows us to "incorporate by reference" information that we file with them, which means that we can disclose important information to you by referring you to those documents. Specifically, we are incorporating by reference the documents listed below:

    - Our Quarterly Report on Form 10-Q for the period ended March 31, 2002.

    - Our Registration Statement on Form S-3 for the rights offering, filed with the Securities and Exchange Commission concurrently with the filing of this proxy statement;

    - Our Annual Report on Form 10-K for the year ended December 31, 2001;

    - Our Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 4, 2002, May 13, 2002 and May 17, 2002;

    - Our Definitive Proxy Statement for the Annual Meeting of Stockholders held on March 28, 2002; and

    - Our Definitive Proxy Statement for the Annual Meeting of Stockholders held on August 19, 1999, which includes a description of our capital stock and the terms of the Apollo Stockholders' original investment.

    You may request a copy of these filings, at no cost, by writing or telephoning us at the following address:

                             Robert C. Lewis, Esq.
                             Senior Vice President,
                         General Counsel and Secretary
                            Rare Medium Group, Inc.
                         44 West 18th Street, 6th Floor
                               New York, NY 10011
                           Telephone: (646) 638-9700

                                 OTHER BUSINESS

    Our board of directors knows of no business other than the matters set forth herein which will be presented at the special meeting. Inasmuch as matters not known at this time may come before the meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.

    A representative of KPMG LLP is expected to be available at the special meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she so desires.

                             STOCKHOLDER PROPOSALS

    We expect that the date of the 2002 annual meeting of stockholders will change by more than 30 days from the date of the 2001 annual meeting. At such time as we set a date for the 2002 annual meeting of stockholders, we will announce the date by which stockholders who wish to submit proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy statement for our 2002 annual meeting of stockholders must submit the same to our Secretary at our principal executive office, 44 West 18th Street, 6th Floor, New York, NY 10011. In order for a shareholder proposal at the 2002 annual meeting submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by us within a reasonable time before we mail our proxy materials.

                             ADDITIONAL INFORMATION

    We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy these reports, proxy statements and other information at the Securities and Exchange Commission public reference rooms. You can request copies of these documents by writing to the Securities and Exchange Commission and paying a fee for the copying costs. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for more information about the operation of the public reference rooms. Our Securities and Exchange Commission filings are also available at the Securities and Exchange Commission's website at "www.sec.gov." In addition, you can read and copy our Securities and Exchange Commission filings at the office of the National Association of Securities Dealers, Inc. at 1735 K Street, Washington, DC 20006.

                                   IMPORTANT
                          MAIL YOUR SIGNED PROXY CARD

         Please complete, sign, date and mail the enclosed Proxy Card.

                                                        By Order of the Board of Directors,

                                                                     /s/ ROBERT C. LEWIS
                                                        ---------------------------------------------
                                                                       Robert C. Lewis
                                                          SENIOR VICE PRESIDENT, GENERAL COUNSEL AND
                                                                          SECRETARY

May 29, 2002
New York, New York

                                                                         ANNEX A

                        CERTIFICATE OF AMENDMENT TO THE
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                            RARE MEDIUM GROUP, INC.

    Rare Medium Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company") does hereby certify:

    FIRST: By requisite vote of the Board of Directors of the Company, resolutions were adopted setting forth a proposed amendment to the Restated Certificate of Incorporation of the Company, declaring such amendment to be advisable and directing that the proposed amendment be submitted to the stockholders for their approval.

    SECOND: The following amendment to the Restated Certificate of Incorporation was approved in accordance with Section 242 of the General Corporation Law of the State of Delaware.

    1. The Restated Certificate of Incorporation is hereby amended by inserting the following new paragraph to the end of Article FOURTH thereof, which new paragraph shall read as follows:

        "Upon the filing and effectiveness (the "Effective Time") pursuant to the General Corporation Law of the State of Delaware of the Certificate of Amendment to the Restated Certificate of Incorporation that amended the Restated Certificate of Incorporation by adding this paragraph hereto, each ten (10) shares of the Common Stock and the Non-Voting Common Stock issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of the Common Stock and Non-Voting Common Stock, respectively, without any action by the holder thereof, subject to the treatment of fractional interests as described below. Stockholders who, immediately prior to the Effective Time, own a number of shares of Common Stock or Non-Voting Common Stock, as the case may be, which is not evenly divisible by ten (10) shall, with respect to such fractional interest, be entitled to receive cash from the Company in lieu of fractional shares of Common Stock or Non-Voting Common Stock, as the case may be, equal to such fraction of a share of Common Stock or Non-Voting Common Stock, as the case may be, multiplied by the fair market value of a share of Common Stock or Non-Voting Common Stock, as the case may be, as determined in good faith by the Board of Directors. Each certificate that prior to such combination represented shares of Common Stock or Non-Voting Common Stock, as the case may be ("Old Certificates"), shall thereafter represent that number of shares of Common Stock or Non-Voting Common Stock, as the case may be, into which the shares of Common Stock or Non-Voting Common Stock, as the case may be, represented by the Old Certificate shall have been combined (and, if applicable, the right to receive cash in lieu of fractional shares); provided that each person holding of record an Old Certificate shall receive, upon surrender of such Old Certificate, a new certificate or certificates evidencing and representing the number of shares of Common Stock or Non-Voting Common Stock, as the case may be (and, if applicable, cash in lieu of fractional shares), to which such person is entitled under the foregoing combination."

    IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to
be executed this       day of       , 2002.

                                                       RARE MEDIUM GROUP, INC.

                                                       By:
                                                            -----------------------------------------
                                                            Name: Glenn S. Meyers
                                                            Title: Chairman and Chief
                                                                 Executive Officer

                                                                         ANNEX B

                         HOULIHAN LOKEY HOWARD & ZUKIN
                               FINANCIAL ADVISORS

March 24, 2002

To The Board of Directors
Rare Medium Group, Inc.

Dear Directors:

We understand that Rare Medium Group, Inc. ("Rare Medium" or the "Company") is considering a rights offering (the "Rights Offering") pursuant to which it would distribute one subscription right for the purchase of one share of common stock to each common and preferred stockholder and to each warrant holder for each share of common stock of the Company owned (or, in the case of the preferred stock and warrants, one right for each share of underlying common stock) and that the Company's preferred stockholders would purchase in advance any shares otherwise purchasable by them in the Rights Offering. Such advance purchase shares, however, shall be shares of nonvoting common stock exchangeable for common stock upon certain conditions.

It is our further understanding that subject to the Settlement Agreement (as defined hereunder) becoming final, certain warrants held by the Company's preferred stockholders would be cancelled, and that following the completion of the Rights Offering, the Company will effect a one for ten reverse stock split (the "Reverse Stock Split"). Simultaneously with the announcement of the Rights Offering and Reverse Stock Split, the Company will announce the Company's preferred stockholders' agreement to commence, promptly thereafter, an offer to purchase up to a maximum number of shares of common stock such that its voting percentage, after taking into account all shares presently held and all shares acquired in the tender, would not exceed 49.9% of all votes entitled to be cast (the "Tender Offer"). The Rights Offering, the Reverse Stock Split and the related transactions, but specifically excluding the Tender Offer (as to which no opinion herein will be expressed), all as described in an agreement between the Company and the preferred stockholders (the "Investment Agreement"), are referred to herein as the "Transaction."

You have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address the Company's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it. We have disclosed to you that we have previously performed investment banking and/or valuation services on behalf of the preferred stockholders, although we have not acted on their behalf in connection with the Transaction or the Tender Offer.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. reviewed Rare Medium's Annual Report on Form 10-K for the fiscal year ended December 31, 2001;

2. held discussions with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company;

3.  reviewed certain plans and forecasts of the Company;

4. reviewed forecasts prepared by Mobile Satellite Ventures LP's management with respect to Mobile Satellite Ventures LP for the year ended
    December 31, 2002;

5. reviewed the historical market prices and trading volume for the Company's publicly traded common stock as compared to selected comparable companies;

6. reviewed the April 2, 2001 Note Purchase Agreement between Motient Corporation ("Motient") and Rare Medium Group, Inc. regarding the Tranche A and B loans payable to the Company;

7. reviewed the Bankruptcy Disclosure Statement filed by Motient Corporation dated February 27, 2002;

8. reviewed a draft of the Investment Agreement that sets forth the terms of the proposed Transaction;

9. reviewed a draft of the Stipulation of Settlement, C.A. No. 18879 NC (the "Settlement Agreement");

10. reviewed the organizational documents of Rare Medium and the Securities Purchase Agreement as amended between Rare Medium and the holders of Rare Medium's Series A Preferred Stock;

11. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Company; and

12. conducted such other studies, analyses and inquiries as we have deemed appropriate.

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company and Mobile Satellite Ventures LP, and that there has been no material change in the assets, financial condition, business or prospects of the Company or Mobile Satellite Ventures LP since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company or Mobile Satellite Ventures LP and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company or Mobile Satellite Ventures LP. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the Transaction is fair to the public stockholders of the Company from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

/s/ Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

              - Please Detach and Mail in the Envelope Provided -
------------------------------------------------------------------------------

                            RARE MEDIUM GROUP, INC.
             44 W. 18TH STREET, 6TH FLOOR, NEW YORK, NEW YORK 10011
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING ON MARCH 28, 2002

The undersigned hereby appoints Glenn S. Meyers, Chairman and Chief Executive Officer of Rare Medium Group, Inc. and Robert C. Lewis, Senior Vice President, General Counsel and Secretary of Rare Medium Group, Inc., and each of them, with full power of substitution, proxies to represent the undersigned at the annual meeting of stockholders of Rare Medium Group, Inc. to be held at 8:00 a.m., local time, on March 28, 2002, at the Greenville Room, Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801, and at any adjournment or postponement thereof and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RARE MEDIUM GROUP, INC. UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED ON THE REVERSE SIDE, THIS PROXY WILL BE A VOTE FOR THE DIRECTOR NOMINEE IN PROPOSAL 1 AND FOR PROPOSAL 2, AND IN THE DISCRETION OF THE ABOVE NAMED PERSONS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

              (CONTINUED AND TO BE DATED AND SIGNED ON OTHER SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                            RARE MEDIUM GROUP, INC.

                                MARCH 28, 2002

                                 COMMON STOCK

              - Please Detach and Mail in the Envelope Provided -
------------------------------------------------------------------------------

 /X/ Please mark
     your votes as
     in this example

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND EACH OF THE PROPOSALS LISTED BELOW.

                               WITHHOLD
                          FOR  AUTHORITY
1. Election of Director   /_/     /_/     Nominee: Jeffery Killeen

                                                    FOR  AGAINST  ABSTAIN
2. The ratification of the appointment of           /_/    /_/      /_/
   KPMG LLP as the independent auditors
   of the Company for the year ended
   December 31, 2001.

3. In the discretion of persons named above, to act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.


THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXY HOLDERS WILL VOTE SUCH SHARES "FOR" THE DIRECTOR NOMINEE ON PROPOSAL 1 AND "FOR" PROPOSAL 2 SET FORTH ABOVE. IF ANY FUTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PERSONS NAMED ABOVE TO VOTE SUCH PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.


Signature: ____________________ Signature: ___________________ Date: ___, 2002

NOTE: In case of joint owners, each joint owner must sign. If signing for a corporation or partnership or an agent, attorney or fiduciary, indicate the capacity in which you are signing.